UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2017

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Science Applications International Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35832	46-1932921
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12010 Sunset Hills Road, Reston, VA 20190
(Address of Principal Executive Offices) (Zip Code)
(703) 676-4300
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This Current Report on Form 8-K/A amends the Current Report on Form 8-K, dated December 12, 2017, that was filed with the Securities and Exchange Commission (the “SEC”) on December 15, 2017 (the “Original Form 8-K”) by Science Applications International Corporation (the “Company”), concerning the Company’s decision to dismiss Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm and to engage Ernst & Young LLP (“EY”) as its independent registered public accounting firm following the completion of the audit services provided by Deloitte for the fiscal year ended February 2, 2018 (“fiscal 2018”), and the filing of the Company’s Annual Report on Form 10-K for fiscal 2018 (the “2018 Annual Report”) with the SEC on March 29, 2018.
Item 4.01. Changes in Registrant’s Certifying Accountant.
As previously announced in the Original Form 8-K, on December 12, 2017, the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company approved the engagement of EY as the Company’s independent registered public accounting firm for the Company’s fiscal year ending February 1, 2019. Deloitte continued as the Company’s independent registered public accounting firm for the fiscal year 2018. On March 29, 2018, when the Company filed its 2018 Annual Report with the SEC, Deloitte completed its audit of the Company’s consolidated financial statements for such fiscal year, and the Company’s retention of Deloitte as its independent registered public accounting firm with respect to the audit of Company’s consolidated financial statements ended as of that date.
Deloitte’s reports on the financial statements of the Company for the year ended February 2, 2018, and February 3, 2017 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the years ended February 2, 2018 and February 3, 2017, there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its report.
During the year ended February 2, 2018, subsequent to the Original Form 8-K, there were reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933. As disclosed in the Company’s 2018 Annual Report on Form 10-K, the Company and Deloitte each concluded that the Company did not maintain effective internal control over financial reporting as of February 2, 2018, because of a material weakness in our control environment related to the training and awareness of contractual requirements related to multi-customer funding sources. As a result, Deloitte expressed an adverse opinion on the Company’s internal control over financial reporting for the year ended February 2, 2018.
The Company has requested that Deloitte furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of Deloitte’s letter to the SEC, dated March 30, 2018, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
During the Company’s fiscal years ended February 2, 2018 and February 3, 2017 and the subsequent interim period through March 29, 2018, neither the Company nor anyone on its behalf has consulted with EY regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated March 30, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Science Applications International Corporation

Date: March 30, 2018	By:	/s/ Steven G. Mahon
Steven G. Mahon
Executive Vice President, General Counsel and Corporate Secretary